2Q21 Financial Results July 20, 2021

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; • The COVID-19 pandemic and associated lockdowns and their effect on the economic and business environments in which we operate; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Statements about the acquisition of HSBC’s East Coast branches and online deposits also constitute forward-looking statements and are subject to the risk that actual results could be materially different from those expressed in those statements, including if the transaction is not consummated in a timely manner or at all. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as “Underlying” results, "excluding elevated cash", "excluding PPP loans”, as well as other results excluding the impact of certain items. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are presented at the end of this presentation. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

2Q21 GAAP financial summary

$s in millions	2Q21	1Q21	2Q20	Q/Q $/bps	Q/Q %	Y/Y $/bps	Y/Y %
Net interest income	$ 1,124	$ 1,117	$ 1,160	$ 7	1 %	$ (36)	(3) %
Noninterest income	485	542	590	(57)	(11)	(105)	(18)
Total revenue	1,609	1,659	1,750	(50)	(3)	(141)	(8)
Noninterest Expense	991	1,018	979	(27)	(3)	12	1
Pre-provision profit	618	641	771	(23)	(4)	(153)	(20)
Provision for credit losses	(213)	(140)	464	(73)	(52)	(677)	NM
Income before income tax expense	831	781	307	50	6	524	171
Income tax expense	183	170	54	13	8	129	239
Net income	$ 648	$ 611	$ 253	$ 37	6 %	$ 395	156 %
Preferred dividends	32	23	28	9	39	4	14
Net income available to common stockholders	$ 616	$ 588	$ 225	$ 28	5 %	$ 391	174 %
$s in billions							
Average interest-earning assets	$ 166.3	$ 164.4	$ 162.4	$ 2.0	1 %	$ 3.9	2 %
Average deposits	$ 150.3	$ 146.6	$ 141.6	$ 3.7	3 %	$ 8.8	6 %
Performance metrics							
Net interest margin[1]	2.71 %	2.75 %	2.87 %	(4) bps		(16) bps	
Net interest margin, FTE[1]	2.72	2.76	2.88	(4)		(16)	
Loans-to-deposit ratio (period-end)[2]	81.4	80.7	87.5	64		(615)	
ROACE	11.9	11.6	4.4	28		741	
ROTCE	17.5	17.2	6.6	33		1,088	
ROA	1.4	1.4	0.6	5		84	
ROTA	1.5	1.4	0.6	5		87	
Efficiency ratio	61.6	61.4	55.9	28		572	
Noninterest income as a % of total revenue	30 %	33 %	34 %	(300) bps		(400) bps	
FTEs[3]	17,472	17,405	18,312	67	— %	(840)	(5) %
Operating leverage					(0.5) %		(9.4) %
Per common share							
Diluted earnings	$ 1.44	$ 1.37	$ 0.53	$ 0.07	5 %	$ 0.91	172 %
Tangible book value	$ 33.95	$ 32.79	$ 32.13	$ 1.16	4 %	$ 1.82	6 %
Average diluted shares outstanding (in millions)	427.6	427.9	427.6	(0.3)	— %	—	— %

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

3

4 2Q21 Underlying financial summary(1) Q/Q Y/Y $s in millions 2Q21 1Q21 2Q20 $/bps %/bps $/bps %/bps Net interest income $ 1,124 $ 1,117 $ 1,160 $ 7 1% $ (36) (3) % Noninterest income 485 542 590 (57) (11) (105) (18) Total revenue 1,609 1,659 1,750 (50) (3) (141) (8) Noninterest expense 980 998 960 (18) (2) 20 2 Pre-provision profit 629 661 790 (32) (5) (161) (20) Provision for credit losses (213) (140) 464 (73) (52) (677) NM Net income available to common stockholders $ 624 $ 603 $ 235 $ 21 3% $ 389 166 % Performance metrics Noninterest income as a % of total revenue 30% 33% 34% (300) bps (400) bps Efficiency ratio 60.9 60.2 54.9 73 607 ROTCE 17.7% 17.6% 6.9% 15 bps 1,084 bps Diluted EPS $ 1.46 $ 1.41 $ 0.55 $ 0.05 4% $ 0.91 165 % Tangible book value per share $ 33.95 $ 32.79 $ 32.13 $ 1.16 4% $ 1.82 6 % See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

5 ■ Underlying net income of $656 million and EPS of $1.46 reflects diversity across fee income businesses given growth and build out of our business model, good expense control and excellent credit results ■ Underlying PPNR of $629 million, down 5% from 1Q21 and 20% from 2Q20, largely reflects lower Mortgage revenue on further tightening of gain-on-sale margins despite strong origination levels – Record results in Capital Markets and Wealth reflects the benefit of investments and acquisitions to broaden our capabilities – NII up 1% QoQ with interest-earning asset growth, including record retail loan originations, offsetting modest margin decline – Interest-bearing deposit costs of 16 bps, down 4 bps QoQ – Well-controlled expenses, down 2% QoQ ■ Credit provision benefit of $213 million reflects macroeconomic improvement and strong credit performance in the portfolio ■ Underlying ROTCE of 17.7% compares with 17.6% in 1Q21 and 6.9% in 2Q20 2Q21 results reflect benefit of diversified business model ■ Strong capital levels with a CET1 ratio of 10.3%(2) up from 10.1% in 1Q21 and 9.6% in 2Q20 ■ Period-end LDR ratio of 81% vs. 88% a year ago; average DDA up 24% YoY and 6% QoQ ■ Total available liquidity of ~$76 billion at June 30, 2021 ■ Credit trends remain highly favorable; Consumer and Commercial continue to improve given stronger economic outlook. NCOs of 25 bps, NPLs to loans of 0.64% is down from 0.82% at 1Q21 ■ Allowance for credit losses coverage ratio of 1.70%, or 1.75% excluding PPP loans(1) ■ TOP 6 on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021 – Developing TOP 7 program with details to be announced later this year ■ Prioritizing major strategic initiatives: Consumer national expansion; broadening Citizens PayTM, widening Commercial coverage with launch of new verticals, and enhancing advisory capabilities – Announced acquisition of HSBC's East Coast branches and online deposits Overview(1) See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. Credit trends favorable Strong capital, liquidity and funding Continued progress on strategic growth and efficiency initiatives

Net interest income

Modest loan growth and disciplined deposit pricing offset lower loan yields

NII and NIM



$ in millions, except earning assets
$162.4B
$160.2B
$163.5B
$164.4B
$166.3B
$1,160
$1,137
$1,129
$1,117
$1,124
2.88%
2.83%
2.75%
2.76%
2.72%
2Q20
3Q20
4Q20
1Q21
2Q21
Average interest-earning assets
Net interest income
NIM, FTE

NIM 1Q21 to 2Q21



1Q21
16 bps
NIM impact from elevated cash above target
2Q21
16 bps
2.92%
2.76%
(0.05)%
0.03%
(0.02)%
2.88%
2.72%
1Q21
Asset Yields
Funding Cost
Other
2Q21
NIM, FTE
NIM, excluding impact of elevated cash[(1)]

Highlights

Linked Quarter

- NII up 1%
  - Given interest-earning asset growth and higher day count, partially offset by lower net interest margin
- NIM of 2.72%, down 4 bps
  - Reflects lower earning-asset yields, partially offset by improved funding mix and disciplined deposit pricing
  - Interest-bearing deposit costs of 16 bps, down 4 bps
- Interest rate sensitivity from gradual 200 bps rise increased to 10.7% from 8.5% in 1Q21, largely reflecting higher deposit levels

Year-Over-Year

- NII down 3%
  - A lower NIM was partially offset by 2% growth in interest-earning assets
- NIM of 2.72%, down 16 bps
  - Impact of lower rate environment, lower interest-earning asset yields and elevated cash balances given strong deposit flows
  - Partially offset by improved funding mix and deposit pricing
  - Interest-bearing deposit costs down 32 bps

6

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Noninterest income

Noninterest income down 11% QoQ, 6% growth excluding Mortgage; record Capital Markets and Wealth

$s in millions	2Q21	1Q21	2Q20	$ Q/Q	$ Y/Y
Mortgage banking fees	$ 85	$ 165	$ 276	$ (80)	$ (191)
Service charges and fees	100	99	84	1	16
Capital markets fees	91	81	61	10	30
Card fees	64	55	48	9	16
Trust and investment services fees	60	58	45	2	15
Letter of credit and loan fees	38	38	31	—	7
FX and interest rate products	28	28	34	—	(6)
Securities gains, net	3	3	3	—	—
Other income[1]	16	15	8	1	8
Noninterest income	$ 485	$ 542	$ 590	$ (57)	$ (105)

Noninterest income



$s in millions
$590
$276
$314
$654
$287
$367
$578
$193
$385
$542
$165
$377
$485
$85
$400
2Q20
3Q20
4Q20
1Q21
2Q21
Mortgage fees
All other fee income

Highlights

Linked Quarter

- Noninterest income decreased 11%
  - Mortgage banking fees down $80 million given $54 million decline in production revenue on lower gain-on-sale margins as well as an increase in agency fees. Results also reflect a $26 million net decline in servicing results given the swing in MSR hedge results ($25 million gain to $14 million loss), partially offset by a $13 million increase in operating results
  - Record capital markets fees, up $10 million, reflecting higher loan syndication fees
  - Card fees up $9 million, reflecting higher volumes driven by the economic recovery as well as seasonality
  - Record wealth fees, up $2 million, reflecting an increase in AUM from strong net inflows and higher equity market levels

Year-Over-Year

- Noninterest income, down 18%
  - Mortgage banking fees down $191 million given lower gain-on-sale margins
  - Service charges and fees and Card fees each up $16 million reflecting partial recovery from COVID-19 impacts
  - Capital markets fees up $30 million given higher loan syndication and M&A advisory fees
  - Record wealth fees, up $15 million, reflecting an increase in AUM from strong net inflows and higher equity market levels

7

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Noninterest expense[1]

Well controlled expenses, down 2% QoQ

Underlying, as applicable $s in millions	2Q21	1Q21	2Q20	$ Q/Q	$ Y/Y
Salaries & employee benefits	$ 524	$ 548	$ 509	$ (24)	$ 15
Equipment & software	151	148	142	3	9
Outside services	133	132	119	1	14
Occupancy	79	79	79	—	—
Other operating expense	93	91	111	2	(18)
Noninterest expense	$ 980	$ 998	$ 960	$ (18)	$ 20
Full-time equivalents (FTEs)	17,472	17,405	18,312	67	(840)

Underlying efficiency ratio



54.9%
53.4%
56.8%
60.2%
60.9%
2Q20
3Q20
4Q20
1Q21
2Q21

Highlights

Linked Quarter

- Underlying noninterest expense down 2%
  - Primarily reflects seasonally lower salaries and employee benefits, along with strong expense discipline

Year-Over-Year

- Underlying noninterest expense up 2%
  - Salaries and employee benefits up 3%, reflecting higher revenue-based compensation
  - Equipment and software expense up 6% given continued investments in technology
  - Outside services expense up 12% largely tied to growth initiatives
  - Other operating expense declined 16% given lower FDIC expense and lower fraud-related costs

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

8

Loans and leases

Average loans up 1% QoQ reflecting strength in retail with record originations

Average loans and leases[1]

$s in billions



$128.8
$124.9
$123.5
$122.8
$123.5
$67.4
$63.9
$61.5
$60.9
$60.7
$61.3
$61.1
$61.9
$62.0
$62.8
2Q20
3Q20
4Q20
1Q21
2Q21
Retail loans
Commercial loans and leases

Period-end loans and leases

$s in billions



$125.7
$124.1
$123.1
$122.2
$122.6
$64.9
$62.4
$60.8
$60.4
$59.1
$60.8
$61.7
$62.3
$61.8
$63.5
2Q20
3Q20
4Q20
1Q21
2Q21
Retail loans
Commercial loans and leases

Highlights

Linked Quarter

- Average loans up $643 million, or 1%
  - Retail up $867 million, or 1.4%, reflecting growth in residential mortgage, education and auto, partially offset by planned run off in personal unsecured
  - Commercial flat ex-PPP
- Period-end loans up $386 million, or 0.3%; up 1.8% ex PPP, reflecting an increase of $1.7 billion in retail and $0.3 billion in commercial[2]

Year-Over-Year

- Average loans down $5.3 billion, or 4%
  - Retail up $1.5 billion, or 2%, with growth in education, residential mortgage and auto, partially offset by planned run off in personal unsecured and a decrease in home equity
  - Commercial down $6.8 billion, or 10%, reflecting COVID-19 related line draw repayments, partially offset by an increase in PPP
- Period-end loans down $3.1 billion, or 2%, with commercial loans down 9% and retail loans up 4%

9

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Average funding and cost of funds

Average deposits up 6% YoY and 3% QoQ; continue to drive down cost of funds

Growing lower-cost deposits[1]



$s in billions
$141.6
$141.4
$145.3
$146.6
$150.3
0.48%
0.35%
0.35%
0.25%
0.27%
0.19%
0.20%
0.14%
0.16%
0.11%
2Q20
3Q20
4Q20
1Q21
2Q21
Demand deposits
Other interest-bearing deposits
Term deposits
Interest-bearing deposit costs
Total deposit costs

Highlights

Linked Quarter

- Average deposits up 3% with growth in demand deposits, checking with interest and savings, partially offset by a decrease in term deposits
- Citizens Access® period-end deposits of $4.9 billion, down 7% given run off of term deposits
- Interest-bearing deposits costs of 16 bps, down 4 bps
- Total deposit costs down 3 bps

Year-Over-Year

- Average deposits up $9 billion, or 6%, with growth in demand deposits, money market accounts, savings and checking with interest, partially offset by a decrease in term deposits
- Total deposit costs down 24 bps, reflecting the impact of lower rates and favorable shift in deposit mix; interest-bearing deposit costs down 32 bps
- Period-end deposit growth of $7.0 billion, or 5%, reflecting government stimulus and clients building liquidity

10

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Credit quality[1]

Provision for credit losses, net charge-offs

$s in millions



$464
0.46%
$147
$428
0.70%
$219
0.61%
$124
$190
0.52%
$(140)
$158
0.25%
$(213)
$78
2Q20
3Q20
4Q20
1Q21
2Q21
Provision for credit losses
Net charge-offs
Net c/o ratio

Highlights

- NCOs of $78 million decreased $80 million driven by improvement in commercial
- Nonaccrual loans decreased $229 million QoQ reflecting a $116 million decrease in commercial, and a $113 million decrease in retail
- Credit provision benefit of $213 million driven by macroeconomic improvement and strong credit performance
- 2Q21 ACL ratio of 1.70%, or 1.75% ex. PPP loans[2], compares with 1.94% in 1Q21, or 2.03% ex. PPP loans, and 2.01% or 2.09% ex. PPP in 2Q20
- ACL to nonaccrual loans and leases ratio of 267% compares with 235% as of 1Q21 and 255% as of 2Q20

Nonaccrual loans

$s in millions



$990
0.79%
$1,277
1.03%
$1,019
0.83%
$1,008
0.82%
$779
0.64%
2Q20
3Q20
4Q20
1Q21
2Q21
Nonaccrual loans
Nonaccrual loans to total loans

Allowance for credit losses

$s in millions



$2,527
2.09%
2.01%
$2,736
2.29%
2.21%
$2,670
2.24%
2.17%
$2,372
2.03%
1.94%
$2,081
1.75%
1.70%
2Q20
3Q20
4Q20
1Q21
2Q21
Allowance for loan and lease losses
Allowance to loan coverage ratio(3)
Allowance to loan coverage ratio ex. PPP (2)

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

11

12 1Q21 2Q21 Retail 1.72% 1.59% Commercial ex. PPP(3) 2.37% 1.93% Total CFG ex. PPP(3) 2.03% 1.75% Allowance for credit losses $1,747 $2,372 $83 $(78) $(37) $(259) $2,081 CECL Day 1 1Q21 New Loan Originations Net Charge-offs Portfolio Changes Economic/ Qualitative Changes 2Q21 Allowance for Credit Losses ■ Reserve release driven by sustained macroeconomic improvement and strong credit performance in the portfolio ■ Commercial areas of market concern continued to improve, decreasing from 2.3% in 1Q21 to 1.0% of total CFG loans in 2Q21 1. Portfolio Changes: run off, changes in credit quality, aging of existing portfolio and utilization changes. 2. Economic/Qualitative Changes: changes to macroeconomic variables and qualitative factors, including management overlays. Reserve Coverage (1) (2) See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. Commentary Reserve release of $291 million; robust reserve coverage of 1.75% ex. PPP(3)

Capital and liquidity remain strong

$s in billions (period-end)	2Q20	3Q20	4Q20	1Q21	2Q21
Basel III basis[1][2]					
Common equity tier 1 capital	$ 14.2	$ 14.3	$ 14.6	$ 14.9	$ 15.3
Risk-weighted assets	$147.3	$146.1	$146.8	$147.8	$148.6
Common equity tier 1 ratio	**9.6 %**	**9.8 %**	**10.0 %**	**10.1 %**	**10.3 %**
Tier 1 capital ratio	**10.9 %**	**11.2 %**	**11.3 %**	**11.4 %**	**11.6 %**
Total capital ratio	**13.1 %**	**13.3 %**	**13.4 %**	**13.4 %**	**13.5 %**

Highlights

- 2Q21 CET1 ratio of 10.3%, up from 10.1% in 1Q21, slightly above our target 9.75%-10.0% operating range
  - The acquisition of the HSBC deposits is expected to close in 1Q22 and have a ~24 bp impact on CET1
- Paid $168 million in common dividends to shareholders in 2Q21
- Issued $300 million of Series G preferred stock that qualifies as additional tier 1 capital. On July 6, 2021, redeemed $250 million Series A preferred stock
- Period-end LDR ratio 81.4%
- Total available liquidity of ~$76 billion at June 30, 2021

Capital levels continue to strengthen



10.1%
0.44
(0.05)
(0.20)
10.3%
1Q21
Net Income
RWA
Common dividends & other
2Q21

Period-end loans-to-deposit ratio



87.5%
86.8%
83.6%
80.7%
81.4%
2Q20
3Q20
4Q20
1Q21
2Q21

13

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Business highlights and strategic priorities

Group

Execution of TOP 6 and Balance Sheet Optimization

- On track for total TOP 6 target pre-tax run-rate benefit of ~$400-$425 million by YE2021. Developing TOP 7 transformational efficiency opportunities
- Evaluating originate-to-distribute opportunities to improve capital efficiency and returns

Grow brand equity

- Euromoney Awards for Excellence: The 2021 Best U.S. Bank
- Named Best Regional Bank in New England by Global Finance Magazine
- Forbes' list of America's Best Employers for Diversity 3rd year running
- Released our 4th annual Corporate Responsibility Report

		Strategy	Highlights
Consumer	E2E digital transformation	E2E digital transformation to increase sales and drive self-service interactions	Announced acquisition of HSBC's East Coast branches and online deposits; will add ~800K customers Opened first Florida Wealth Center in West Palm Beach Strong digital sales volume in 2Q21; up 61% YoY(1) National Digital Bank on track to launch Mortgage and Student Refi by YE21 Citizens Pay™ has 14 active active partners, with an additional 7 ready to launch; robust pipeline Launched "Quest", our new mass-affluent value proposition
	National expansion	Leverage Citizens Access® and lending capabilities to deliver national value proposition Citizens Pay™ launch; develop direct-to-consumer digital experience	
	Deepening relationships	Accelerate growth in Wealth Branch transformation/advisory focus	
Commercial	Enhancing coverage model	Strengthen corporate finance advisory model with deep industry expertise across key verticals	Launched 6 industry verticals including: - Aerospace, Defense and Government, Transportation and Logistics, Communication, Human Capital Management, Restaurant and Food Services, and Gaming Continued top 10 overall middle market bookrunner(2) Record Capital Markets results, including record syndication fees and strength in debt underwriting Increased lead left transactions QoQ
	Expanding geographic reach	Grow mid-corporate client base through geographic expansion into Southeast, Texas and California	
	Building solution sets and fee capabilities	Enhance capabilities in Treasury Solutions and Capital Markets to deepen relationships Digitize processes for clients and colleagues to enhance efficiencies	

14

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Acquisition of HSBC East Coast Branches and Online Deposits

Compelling strategic benefits

- Provides entry into attractive metro markets and enhances East Coast presence with 80 branches
  - NYC (66), Mid-Atlantic/DC (9), South FL (5)
  - ~800K retail customers, adding to existing 6.6 million retail customers nationwide
- Springboard for national expansion strategy
- Onboarding valuable low-cost deposits; ~9 bp average cost of deposits in 1Q21
- Pro-forma period end LDR improves from ~81% at 3/31/21 to ~78% with transaction
- Offers funding flexibility in support of Citizens' attractive loan growth opportunities
- Transaction expected to close in 1Q22 subject to regulatory approvals

Pro-forma graphic footprint


HSBC Branches Acquired
CFG Footprint
ME
NH
VT
NY
MA
CT
RI
MI
PA
NJ
OH
MD
DE
WV
VA

Southeast Florida


FL

Acquired deposits and loans

$9.0B Deposits


CDs
2%
Checking
42%
Savings
56%

$2.2B Loans


Small Business
7%
Other
5%
Credit Card
8%
Residential Real Estate Secured
80%

15

16 Promoting Diversity, Equity and Inclusion Addressing Climate Change Building in a Thriving Economy Strengthening our Communities Supporting Colleague Personal and Professional Growth ■ 2 point improvement in Organization Health Index score over 2019 ■ 275,000 hours of training and development ■ 540 million steps logged through our annual wellness challenge supporting Feeding America ■ $10 million provided to address racial and social justice in our communities and $500 million commitment in incremental financing and capital for small businesses, housing and other developments predominantly minority communities ■ $50 million committed to fund Community Development Financial Institutions to support Black-and Brown-owned businesses ■ $403 million in wind energy financing ■ Adopted Scope 1 and 2 carbon emissions reduction targets ■ $175 thousand donated across 5 nonprofits focused on environmental stewardship ■ $1.065 billion equity and loan commitments to Community Development initiatives or qualified activities ■ $17.7 million to community programs and events from Citizens and Citizens Charitable Foundation ■ $1.2 million in matching gifts from Citizens Charitable Foundation ■ $4.8 billion in more than 50,000 PPP Loans ■ $1.2 million for homebuyers in closing cost assistance grants ■ $5 million commitment to help communities and small businesses during COVID-19 Committed to advancing ESG priorities Completed an ESG materiality assessment and established an ESG governance framework in 2020 To view the 4th Annual Corporate Responsibility Report please visit citizensbank.com/corporateresponsibility Note: Data as of December 31, 2020

17 3Q21 outlook vs. 2Q21 2Q21 Underlying(1) 3Q21 Underlying outlook(1) Net interest income ■ $1,124 million ■ NII up 2-3% ■ Average loans up slightly with spot loans up 2-3%; earning assets broadly stable ■ NIM up low-to-mid single digits Noninterest income ■ $485 million ■ Up 2-4% Noninterest expense ■ $980 million ■ Up slightly Credit ■ $213 million provision benefit; NCOs 25 bps of average loans ■ Net charge-offs of 20-25 bps of average loans ■ Expect provision expense less than net charge-offs See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. PPNR expected to return to quarterly growth 2H21; positive operating leverage in Q3, Q4 and 2H21 Credit outlook substantially improved with expected full-year NCO range of 25-35 bps, down from prior expectations of 35-45 bps

18 Key messages ■ Underlying PPNR of $629 million, down 5% from 1Q21 and 20% from 2Q20 – Largely reflects lower Mortgage revenue on further tightening of gain-on-sale margins despite strong origination levels – Record results in Capital Markets and Wealth reflects the benefit of investments and acquisitions to broaden our capabilities – Continued expense discipline ■ Citizens remains well capitalized and maintains ample liquidity – Robust capital levels with CET1 ratio of 10.3%(1) – ACL/loans of 1.70%, or 1.75% excluding PPP loans(2) – End of period LDR of 81% ■ TBV/share of $33.95 up 6% YoY and up slightly QoQ ■ Prioritizing major strategic initiatives: Consumer national expansion; broadening Citizens PayTM, widening Commercial coverage with launch of new verticals, and enhancing advisory capabilities – Announced acquisition of HSBC East Coast branches and online deposits – Seeking to selectively further strengthen our franchise and broaden capabilities ■ TOP 6 on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021 – Identifying further transformational efficiency opportunities and developing a TOP 7 program with details to be announced later this year ■ Well positioned to benefit from the economic recovery in 2H21 while strengthening our franchise and positioning Citizens for sustainable success See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. Citizens 2Q21 results reflect diversity across fee income businesses, expense control and excellent credit

Appendix

20 Net income available to common shareholders and EPS $s in millions, except per share data ê5% $661 $629 1Q21 2Q21 Linked-quarter Underlying results(1) Return on average total tangible assets Return on average tangible common equity Average loans $s in billions Average deposits $s in billions Up modestly $3.5 2 $3.5 6 é4% $122.8 $123.5 1Q21 2Q21 $146.6 $150.3 1Q21 2Q21 1.44% 1.48% 1Q21 2Q21 17.6% 17.7% 1Q21 2Q21 $603 $624 $1.41 $1.46 1Q21 2Q21 é3% Pre-provision profit $s in millions See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. é15 bps é4 bps é3%

21 $790 $629 2Q20 2Q21 Year-over-year Underlying results(1) Return on average total tangible assets ê20% Average loans $s in billions ê4% Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Average deposits $s in billions $3.5 2 é87 bps $3.5 6 $128.8 $123.5 2Q20 2Q21 $141.6 $150.3 2Q20 2Q21 0.61% 1.48% 2Q20 2Q21 6.9% 17.7% 2Q20 2Q21 é6% Pre-provision profit $s in millions é1,084 bps $235 $624 $0.55 $1.46 2Q20 2Q21 See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. é165% é166%

Mortgage banking

Mortgage volumes remain strong; gain-on-sale margins lower from elevated levels

Mortgage volumes and margin



$s in billions
$11.3
$9.2
$8.9
3.18%
$11.1
$9.7
$8.8
1.59%
$11.4
$9.6
$8.2
1.05%
2Q20
1Q21
2Q21
Secondary originations
Portfolio originations
Total secondary locks
Gain on sale/PTAL*

*Pull through adjusted locks

Production revenue mix by channel



30%
29%
42%
14%
30%
56%
17%
19%
64%
2Q20
1Q21
2Q21
Retail
Wholesale
Correspondent

Production

- Record originations of $11.4 billion
  - Expect 2H21 originations to approximate 1H21 level with shift towards more purchase volume
- CFG purchase mix expected to increase to ~50% in FY21 compared to 38% in FY20
- Margin declined to 1.05% given heightened competition, particularly within wholesale and correspondent; modest further decline expected in 3Q21 before stabilizing

Servicing

- Third-party servicing portfolio of $85 billion, up 3% QoQ and 6% YoY
  - Mortgage servicing income contribution expected to improve further given an increase in the servicing portfolio and likely better 3Q21 hedging results

Initiatives

- Continue to expand virtual and in-market retail sales force, with expansion into South Florida to support our new Wealth Center
- Digital retail application adoption continues to increase, approaching ~90%

22

Allocation of allowance for credit losses by product type

(in millions)	March 31, 2021 Loans and Leases	March 31, 2021 Allowance	March 31, 2021 Coverage	March 31, 2021 Coverage (ex-PPP)[2]	June 30, 2021 Loans and Leases	June 30, 2021 Allowance	June 30, 2021 Coverage	June 30, 2021 Coverage (ex-PPP)[2]
Allowance for Loans and Lease Losses								
Commercial and industrial[1]	$44,058	$742	1.68 %	1.91 %	$42,842	$674	1.57 %	1.71 %
Commercial real estate	14,553	353	2.43		14,412	218	1.51	
Leases	1,802	51	2.82		1,829	61	3.36	
Total commercial	60,413	1,146	1.90	2.07	59,083	953	1.61	1.71
Residential mortgages	19,202	125	0.65		20,538	140	0.68	
Home equity	11,854	102	0.86		11,841	102	0.86	
Automobile	12,344	175	1.41		12,780	168	1.31	
Education	12,691	342	2.70		12,800	322	2.51	
Other retail	5,691	304	5.34		5,539	262	4.74	
Total retail loans	61,782	1,048	1.70		63,498	994	1.57	
Total loans and leases	$122,195	$2,194	1.80 %	1.87	$122,581	$1,947	1.59 %	1.63 %
Allowance for Unfunded Lending Commitments[2]								
Commercial		$165	2.17 %	2.37 %		$121	1.82 %	1.93 %
Retail		13	1.72			13	1.59	
Total allowance for unfunded lending commitments		$178				$134		
Allowance for credit losses[2]	$122,195	$2,372	1.94 %	2.03 %	$122,581	$2,081	1.70 %	1.75 %

Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $5,148 million and $3,479 million as of March 31, 2021 and June 30, 2021, respectively.

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

23

Notable Items[1]

First quarter and second quarter 2021, and second quarter 2020 results reflect notable items primarily related to TOP 6 transformational and revenue and efficiency initiatives as well as integration costs. These notable items have been excluded from reported results to better reflect Underlying operating results.

Notable items - integration costs *($s in millions)*	2Q21		1Q21		2Q20	
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax
Noninterest income	$ –	$ –	$ –	$ –	$ –	$ –
Salaries & benefits	$ –	$ –	$ –	$ –	$ –	$ –
Equipment and software	–	–	–	–	–	–
Outside services	(2)	(1)	–	–	(2)	(1)
Occupancy	–	–	–	–	–	–
Other expense	–	–	–	–	–	–
Noninterest expense	$ (2)	$ (1)	$ –	$ –	$ (2)	$ (1)
Total Integration Costs	$ (2)	$ (1)	$ –	$ –	$ (2)	$ (1)

Other notable items - primarily tax and TOP *($s in millions, except per share data)*	2Q21		1Q21		2Q20	
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax
Tax notable items	$ –	$ –	$ –	$ –	$ –	$ 4
Other notable items- TOP & other actions						
Noninterest income	$ –	$ –	$ –	$ –	$ –	$ –
Salaries & benefits	–	–	–	–	(4)	(4)
Equipment and software	(4)	(3)	(4)	(3)	–	–
Outside services	(2)	(2)	(7)	(5)	(10)	(7)
Occupancy	(3)	(2)	(9)	(7)	(3)	(2)
Other expense	–	–	–	–	–	–
Noninterest expense	$ (9)	$ (7)	$ (20)	$ (15)	$ (17)	$ (13)
Total Other Notable Items	$ (9)	$ (7)	$ (20)	$ (15)	$ (17)	$ (9)
Total Notable Items	$ (11)	$ (8)	$ (20)	$ (15)	$ (19)	$ (10)
EPS Impact		$ (0.02)		$ (0.04)		$ (0.02)

24

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

25 Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $5,148 million and $3,479 million as of March 31, 2021 and June 30, 2021, respectively. See slide 23 for more details on the calculations General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Based on Basel III standardized approach. Capital Ratios are preliminary. e. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. f. NIM excluding elevated cash adjusts interest-earning assets to exclude the impact of cash above targeted operating levels. Notes Notes on slide 3 - 2Q21 GAAP financial summary 1) See above general note a). 2) In 3Q18, we revised our method of calculating the loans-to-deposit ratio to exclude loans held for sale, consistent with general industry practice. 3) Full-time equivalent employees. Notes on slide 4 - 2Q21 Underlying financial summary 1) See above note on non-GAAP financial measures. Notes on slide 5 - Overview 1) See above note on non-GAAP financial measures. 2) See above general note d). Notes on slide 6 - Net interest income 1) See above note non-GAAP financial measures. See above general note f). Notes on slide 7 - Noninterest income 1) Includes bank-owned life insurance income and other miscellaneous income for all periods presented. Notes on slide 8 - Noninterest expense 1) See above note on non-GAAP financial measures. Notes on slide 9 - Loans and leases 1) See above general note c). 2) See above note non-GAAP financial measures). Notes on slide 10 - Average funding and cost of funds 1) See above general note e). Notes on slide 11 - Credit quality 1) Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing. 2) See above note on non-GAAP financial measures. 3) Allowance for credit losses to nonperforming loans and leases. Notes on slide 12 - Allowance for credit losses 3) See above note on non-GAAP financial measures. Notes on slide 13 - Capital and liquidity remain strong 1) See above general note d). 2) For regulatory capital purposes, in connection with the Federal Reserve’s final interim rule as of April 3, 2020, 100% of the $451 million Day-1 CECL impact recorded as of January 1, 2020 will be deferred over a two-year period ending January 1, 2022, at which time it will be phased in on a pro-rata basis over a three-year period ending January 1, 2025. Additionally, 25% of the cumulative reserve build of $923 million since January 1, 2020, or $231 million, will be phased in over the same time frame. Notes on slide 14 - Business highlights and strategic priorities 1) Digital sales includes retail deposit and loan products, excluding products no longer originated. 2) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 2Q21 based on volume and deals for Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million).

26 Notes continued Notes on slide 17 - 3Q21 outlook vs. 2Q21 1) See above note on non-GAAP financial measures. Notes on slide 18 - Key messages 1) See above general note d). 2) See above note on non-GAAP financial measures. Notes on slide 20 - Linked-quarter Underlying results 1) See above note on non-GAAP financial measures. Notes on slide 21 - Year-over-year Underlying results 1) See above note on non-GAAP financial measures. Notes on slide 23 - Allocation of allowance for credit losses by product type 1) Includes commercial leases. 2) See above note on non-GAAP financial measures. Notes on slide 24 - Notable Items 1) See above note on non-GAAP financial measures.

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					2Q21 Change			
		2Q21	1Q21	2Q20	1Q21		2Q20	
					$	%	$	%
Total revenue, Underlying:								
Total revenue (GAAP)	A	$1,609	$1,659	$1,750	($50)	(3%)	($141)	(8%)
Less: Notable items		–	–	–	–	–	–	–
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,750	($50)	(3%)	($141)	(8%)
Noninterest expense, Underlying:								
Noninterest expense (GAAP)	C	$991	$1,018	$979	($27)	(3%)	$12	1%
Less: Notable items		11	20	19	(9)	(45)	(8)	(42)
Noninterest expense, Underlying (non-GAAP)	D	$980	$998	$960	($18)	(2%)	$20	2%
Pre-provision profit:								
Total revenue (GAAP)	A	$1,609	$1,659	$1,750	($50)	(3%)	($141)	(8%)
Less: Noninterest expense (GAAP)	C	991	1,018	979	(27)	(3)	12	1
Pre-provision profit (GAAP)		$618	$641	$771	($23)	(4%)	($153)	(20%)
Pre-provision profit, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,750	($50)	(3%)	($141)	(8%)
Less: Noninterest expense, Underlying (non-GAAP)	D	980	998	960	(18)	(2)	20	2
Pre-provision profit, Underlying (non-GAAP)		$629	$661	$790	($32)	(5%)	($161)	(20%)
Income before income tax expense, Underlying:								
Income before income tax expense (GAAP)	E	$831	$781	$307	$50	6%	$524	171%
Less: Expense before income tax benefit related to notable items		(11)	(20)	(19)	9	45	8	42
Income before income tax expense, Underlying (non-GAAP)	F	$842	$801	$326	$41	5%	$516	158%
Income tax expense, Underlying:								
Income tax expense (GAAP)	G	$183	$170	$54	$13	8%	$129	239%
Less: Income tax benefit related to notable items		(3)	(5)	(9)	2	40	6	67
Income tax expense, Underlying (non-GAAP)	H	$186	$175	$63	$11	6%	$123	195%
Net income, Underlying:								
Net income (GAAP)	I	$648	$611	$253	$37	6%	$395	156%
Add: Notable items, net of income tax benefit		8	15	10	(7)	(47)	(2)	(20)
Net income, Underlying (non-GAAP)	J	$656	$626	$263	$30	5%	$393	149%
Net income available to common stockholders, Underlying:								
Net income available to common stockholders (GAAP)	K	$616	$588	$225	$28	5%	$391	174%
Add: Notable items, net of income tax benefit		8	15	10	(7)	(47)	(2)	(20)
Net income available to common stockholders, Underlying (non-GAAP)	L	$624	$603	$235	$21	3%	$389	166%

27

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					2Q21 Change			
					1Q21		2Q20	
		2Q21	1Q21	2Q20	$/bps	%	$/bps	%
Operating leverage:								
Total revenue (GAAP)	A	$1,609	$1,659	$1,750	($50)	(2.96%)	($141)	(8.00%)
Less: Noninterest expense (GAAP)	C	991	1,018	979	(27)	(2.51)	12	1.42
Operating leverage						(0.45%)		(9.42%)
Operating leverage, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,609	$1,659	$1,750	($50)	(2.96%)	($141)	(8.00%)
Less: Noninterest expense, Underlying (non-GAAP)	D	980	998	960	(18)	(1.78)	20	2.18
Operating leverage, Underlying (non-GAAP)						(1.18%)		(10.18%)
Efficiency ratio and efficiency ratio, Underlying:								
Efficiency ratio	C/A	61.63 %	61.35%	55.91 %	28 bps		572 bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	60.92	60.19	54.85	73 bps		607 bps	
Effective income tax rate and effective income tax rate, Underlying:								
Effective income tax rate	G/E	21.96%	21.76%	17.69 %	20 bps		427 bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	22.01	21.85	19.36	16 bps		265 bps	
Return on average common equity and return on average common equity, Underlying:								
Average common equity (GAAP)	M	$20,833	$20,611	$20,446	$222	1%	$387	2%
Return on average common equity	K/M	11.85 %	11.57%	4.44 %	28 bps		741 bps	
Return on average common equity, Underlying (non-GAAP)	L/M	12.02	11.85	4.63	17 bps		739 bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:								
Average common equity (GAAP)	M	$20,833	$20,611	$20,446	$222	1%	$387	2%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	—	—	—	—
Less: Average other intangibles (GAAP)		53	57	65	(4)	(7)	(12)	(18)
Add: Average deferred tax liabilities related to goodwill (GAAP)		381	379	375	2	1	6	2
Average tangible common equity	N	$14,111	$13,883	$13,706	$228	2%	$405	3%
Return on average tangible common equity	K/N	17.50 %	17.17%	6.62 %	33 bps		1,088 bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	17.74	17.59	6.90	15 bps		1,084 bps	
Return on average total assets and return on average total assets, Underlying:								
Average total assets (GAAP)	O	$184,456	$182,569	$179,793	$1,887	1%	$4,663	3%
Return on average total assets	I/O	1.41 %	1.36%	0.57 %	5 bps		84 bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.43	1.39	0.59	4 bps		84 bps	

28

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					2Q21 Change			
					1Q21		2Q20	
		2Q21	1Q21	2Q20	$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:								
Average total assets (GAAP)	P	$184,456	$182,569	$179,793	$1,887	1%	$4,663	3%
Less: Average goodwill (GAAP)		7,050	7,050	7,050	—	—	—	—
Less: Average other intangibles (GAAP)		53	57	65	(4)	(7)	(12)	(18)
Add: Average deferred tax liabilities related to goodwill (GAAP)		381	379	375	2	1	6	2
Average tangible assets	Q	$177,734	$175,841	$173,053	$1,893	1%	$4,681	3%
Return on average total tangible assets	I/Q	1.46 %	1.41%	0.59 %	5 bps		87 bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.48	1.44	0.61	4 bps		87 bps	
Tangible book value per common share:								
Common shares - at period-end (GAAP)	R	426,083,143	425,930,159	426,824,594	152,984	—%	(741,451)	—%
Common stockholders' equity (GAAP)		$21,185	$20,688	$20,453	$497	2	$732	4
Less: Goodwill (GAAP)		7,050	7,050	7,050	—	—	—	—
Less: Other intangible assets (GAAP)		52	54	63	(2)	(4)	(11)	(17)
Add: Deferred tax liabilities related to goodwill (GAAP)		383	380	376	3	1	7	2
Tangible common equity	S	$14,466	$13,964	$13,716	$502	4%	$750	5%
Tangible book value per common share	S/R	$33.95	$32.79	$32.13	$1.16	4%	$1.82	6%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:								
Average common shares outstanding - basic (GAAP)	T	425,948,706	425,953,716	426,613,053	(5,010)	—%	(664,347)	—%
Average common shares outstanding - diluted (GAAP)	U	427,561,572	427,880,530	427,566,920	(318,958)	—	(5,348)	—
Net income per average common share - basic (GAAP)	K/T	$1.45	$1.38	$0.53	$0.07	5	$0.92	174
Net income per average common share - diluted (GAAP)	K/U	1.44	1.37	0.53	0.07	5	0.91	172
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.47	1.41	0.55	0.06	4	0.92	167
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.46	1.41	0.55	0.05	4	0.91	165

29

30 Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 2Q21 Change 2Q21 1Q21 2Q20 1Q21 2Q20 $/bps % $/bps % Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $524 $548 $513 ($24) (4%) $11 2% Less: Notable items — — 4 — — (4) (100) Salaries and employee benefits, Underlying (non-GAAP) $524 $548 $509 ($24) (4%) $15 3% Outside services, Underlying: Outside services (GAAP) $137 $139 $131 ($2) (1%) $6 5% Less: Notable items 4 7 12 (3) (43) (8) (67) Outside services, Underlying (non-GAAP) $133 $132 $119 $1 1% $14 12% Occupancy, Underlying: Occupancy (GAAP) $82 $88 $82 ($6) (7%) $— —% Less: Notable items 3 9 3 (6) (67) — — Occupancy, Underlying (non-GAAP) $79 $79 $79 $— —% $— —% Equipment and software, Underlying: Equipment and software (GAAP) $155 $152 $142 $3 2% $13 9% Less: Notable items 4 4 — — — 4 100 Equipment and software, Underlying (non-GAAP) $151 $148 $142 $3 2% $9 6% $s in millions, except share, per share and ratio data

Non-GAAP financial measures and reconciliations - excluding the impact of PPP loans

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS								
							2Q21 Change			
		2Q21	1Q21	4Q20	3Q20	2Q20	1Q21		2Q20	
							$/bps	%	$/bps	%
Total loans, excluding the impact of PPP loans:										
Total loans (GAAP)	A	$122,581	$122,195	$123,090	$124,071	$125,713	$386	—%	($3,132)	(2%)
Less: PPP loans		3,479	5,148	4,155	4,653	4,679	(1,669)	(32)	(1,200)	(26)
Total loans, excluding the impact of PPP loans (non-GAAP)	B	$119,102	$117,047	$118,935	$119,418	$121,034	$2,055	2%	($1,932)	(2%)
Total commercial loans, excluding the impact of PPP loans:										
Total commercial loans (GAAP)	C	$59,083	$60,413	$60,793	$62,362	$64,930	($1,330)	(2%)	($5,847)	(9%)
Less: PPP loans		3,479	5,148	4,155	4,653	4,679	(1,669)	(32)	(1,200)	(26)
Total commercial loans, excluding the impact of PPP loans (non-GAAP)	D	$55,604	$55,265	$56,638	$57,709	$60,251	$339	1%	($4,647)	(8%)
Allowance for credit losses:										
Allowance for credit losses (GAAP)	E	$2,081	$2,372	$2,670	$2,736	$2,527	($291)	(12%)	($446)	(18%)
Ratios:										
Allowance for credit losses to total loans (GAAP)	E/A	1.70 %	1.94 %	2.17 %	2.21 %	2.01 %	(24) bps		(31) bps	
Allowance for credit losses to total loans, excluding the impact of PPP loans (non-GAAP)	E/B	1.75 %	2.03 %	2.24 %	2.29 %	2.09 %	(203) bps		(209) bps	

31

32 Non-GAAP financial measures and reconciliations - excluding elevated cash QUARTERLY TRENDS 2Q21 Change 2Q21 1Q21 2Q20 1Q21 2Q20 $/bps % $/bps % Net interest income, FTE excluding the impact of elevated cash: Net interest income, FTE (GAAP) A $1,126 $1,120 $1,163 $6 1% ($37) (3%) Less: Net interest income associated with elevated cash — — — — — — — Net Interest Income, FTE excluding the impact of elevated cash (non-GAAP) B $1,126 $1,120 $1,163 $6 1% ($37) (3%) Average interest earning assets, excluding the impact of elevated cash: Total Interest-Earning Assets (GAAP) C $166,333 $164,381 $162,390 $1,952 1% $3,943 2% Less: Elevated Cash 9,363 8,985 3,416 378 4 5,947 174 Total Interest-Earning Assets excluding the impact of elevated cash (non-GAAP) D $156,970 $155,396 $158,974 $1,574 1% ($2,004) (1%) Day count E 91 90 91 Day count (year) F 365 365 366 Ratios: Net interest margin, FTE (GAAP) A / C / E * F 2.72% 2.76% 2.88% (4) bps (16) bps Net interest margin, FTE, excluding the impact of elevated cash (non-GAAP) B / D / E * F 2.88% 2.92% 2.94% (4) bps (6) bps $s in millions, except share, per share and ratio data